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                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                         Settlement Date             2/29/2004
                                         Determination Date          3/10/2004
                                         Distribution Date           3/15/2004

I.      All Payments on the Contracts                                                                                 3,546,980.88
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             100,112.47
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                        76,053.62
VI.     Distribution from the Reserve Account                                                                            85,608.64
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               9,365.10
VIII.   Transfers to the Pay-Ahead Account                                                                               (8,304.40)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                               0.00
X. Deposit in error 0.00 Total available amount in Collection Account                                                $3,809,816.31
                                                                                                                     =============

DISTRIBUTION AMOUNTS                                                 Cost per $1000
----------------------------------------------                     ---------------------

1.    (a) Class A-1 Note Interest Distribution                                                        0.00
      (b) Class A-1 Note Principal Distribution                                                       0.00
          Aggregate Class A-1 Note Distribution                        0.00000000                                             0.00

2.    (a) Class A-2 Note Interest Distribution                                                        0.00
      (b) Class A-2 Note Principal Distribution                                                       0.00
          Aggregate Class A-2 Note Distribution                        0.00000000                                             0.00

3.    (a) Class A-3 Note Interest Distribution                                                        0.00
      (b) Class A-3 Note Principal Distribution                                                       0.00
          Aggregate Class A-3 Note Distribution                        0.00000000                                             0.00

4.    (a) Class A-4 Note Interest Distribution                                                        0.00
      (b) Class A-4 Note Principal Distribution                                                       0.00
          Aggregate Class A-4 Note Distribution                        0.00000000                                             0.00

5.    (a) Class A-5 Note Interest Distribution                                                        0.00
      (b) Class A-5 Note Principal Distribution                                                       0.00
          Aggregate Class A-5 Note Distribution                        0.00000000                                             0.00

6.    (a) Class A-6 Note Interest Distribution                                                        0.00
      (b) Class A-6 Note Principal Distribution                                                       0.00
          Aggregate Class A-6 Note Distribution                        0.00000000                                             0.00

7.    (a) Class A-7 Note Interest Distribution                                                        0.00
      (b) Class A-7 Note Principal Distribution                                                       0.00
          Aggregate Class A-7 Note Distribution                        0.00000000                                             0.00

8.    (a) Class A-8 Note Interest Distribution                                                        0.00
      (b) Class A-8 Note Principal Distribution                                                       0.00
          Aggregate Class A-8 Note Distribution                        0.00000000                                             0.00

9.    (a) Class A-9 Note Interest Distribution                                                        0.00
      (b) Class A-9 Note Principal Distribution                                                       0.00
          Aggregate Class A-9 Note Distribution                        0.00000000                                             0.00

10.   (a) Class A-10 Note Interest Distribution                                                 221,746.93
      (b) Class A-10 Note Principal Distribution                                              3,239,197.62
          Aggregate Class A-10 Note Distribution                      53.24530083                                     3,460,944.55

11.   (a) Class B Certificate Interest Distribution                                             244,679.31
      (b) Class B Certificate Principal Distribution                                                  0.00
          Aggregate Class B Certificate Distribution                   5.45000000                                       244,679.31

12.  Servicer Payment
      (a) Servicing Fee                                                                          36,111.94
      (b) Reimbursement of prior Monthly Advances                                                68,080.51
               Total Servicer Payment                                                                                   104,192.45

13.  Deposits to the Reserve Account                                                                                          0.00

Total Distribution Amount                                                                                            $3,809,816.31
                                                                                                                    ===============
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

Reserve Account distributions:
----------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                   0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                        0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                   0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                    $0.00
                                                                                                             =================


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @    5.598%                                                              0.00
        (b) Class A-2 Notes    @    5.852%                                                              0.00
        (c) Class A-3 Notes    @    5.919%                                                              0.00
        (d) Class A-4 Notes    @    6.020%                                                              0.00
        (e) Class A-5 Notes    @    6.050%                                                              0.00
        (f) Class A-6 Notes    @    6.130%                                                              0.00
        (g) Class A-7 Notes    @    6.140%                                                              0.00
        (h) Class A-8 Notes    @    6.230%                                                              0.00
        (i) Class A-9 Notes    @    6.320%                                                              0.00
        (j) Class A-10 Notes   @    6.370%                                                        221,746.93
                     Aggregate Interest on Notes                                                                   221,746.93
        (k) Class B Certificates @  6.540%                                                                         244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                             0.00
        (b) Class A-2 Notes                                                                             0.00
        (c) Class A-3 Notes                                                                             0.00
        (d) Class A-4 Notes                                                                             0.00
        (e) Class A-5 Notes                                                                             0.00
        (f) Class A-6 Notes                                                                             0.00
        (g) Class A-7 Notes                                                                             0.00
        (h) Class A-8 Notes                                                                             0.00
        (i) Class A-9 Notes                                                                             0.00
        (j) Class A-10 Notes                                                                            0.00
        (k) Class B Certificates                                                                        0.00

3.   Total Distribution of Interest                                       Cost per $1000
                                                                          --------------
        (a) Class A-1 Notes                                                 0.00000000                  0.00
        (b) Class A-2 Notes                                                 0.00000000                  0.00
        (c) Class A-3 Notes                                                 0.00000000                  0.00
        (d) Class A-4 Notes                                                 0.00000000                  0.00
        (e) Class A-5 Notes                                                 0.00000000                  0.00
        (f) Class A-6 Notes                                                 0.00000000                  0.00
        (g) Class A-7 Notes                                                 0.00000000                  0.00
        (h) Class A-8 Notes                                                 0.00000000                  0.00
        (i) Class A-9 Notes                                                 0.00000000                  0.00
        (j) Class A-10 Notes                                                3.41149129            221,746.93
                     Total Aggregate Interest on Notes                                                             221,746.93
        (k) Class B Certificates                                            5.45000000                             244,679.31


                  PRINCIPAL
----------------------------------------------
                                                                      No. of Contracts
                                                                      ----------------
1.   Amount of Stated Principal Collected                                                       1,321,820.99
2.   Amount of Principal Prepayment Collected                                  111              1,592,929.91
3.   Amount of Liquidated Contract                                              12                324,446.72
4.   Amount of Repurchased Contract                                             0                       0.00

       Total Formula Principal Distribution Amount                                                               3,239,197.62

5. Principal Balance before giving effect to Principal Distribution                      Pool Factor
                                                                                         -----------
        (a) Class A-1 Notes                                                               0.0000000                      0.00
        (b) Class A-2 Notes                                                               0.0000000                      0.00
        (c) Class A-3 Notes                                                               0.0000000                      0.00
        (d) Class A-4 Notes                                                               0.0000000                      0.00
        (e) Class A-5 Notes                                                               0.0000000                      0.00
        (f) Class A-6 Notes                                                               0.0000000                      0.00
        (g) Class A-7 Notes                                                               0.0000000                      0.00
        (h) Class A-8 Notes                                                               0.0000000                      0.00
        (i) Class A-9 Notes                                                               0.0000000                      0.00
        (j) Class A-10 Notes                                                              0.6426671             41,773,362.75
        (k) Class B Certificates                                                          1.0000000             44,895,285.54



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

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7. Principal Distribution                                                       Cost per $1000
                                                                                ---------------
        (a) Class A-1 Notes                                                        0.00000000                                 0.00
        (b) Class A-2 Notes                                                        0.00000000                                 0.00
        (c) Class A-3 Notes                                                        0.00000000                                 0.00
        (d) Class A-4 Notes                                                        0.00000000                                 0.00
        (e) Class A-5 Notes                                                        0.00000000                                 0.00
        (f) Class A-6 Notes                                                        0.00000000                                 0.00
        (g) Class A-7 Notes                                                        0.00000000                                 0.00
        (h) Class A-8 Notes                                                        0.00000000                                 0.00
        (i) Class A-9 Notes                                                        0.00000000                                 0.00
        (j) Class A-10 Notes                                                      49.83380954                         3,239,197.62
        (k) Class B Certificates                                                   0.00000000                                 0.00

8. Principal Balance after giving effect to Principal Distribution                                    Pool Factor
                                                                                                      -----------
        (a) Class A-1 Notes                                                                            0.0000000              0.00
        (b) Class A-2 Notes                                                                            0.0000000              0.00
        (c) Class A-3 Notes                                                                            0.0000000              0.00
        (d) Class A-4 Notes                                                                            0.0000000              0.00
        (e) Class A-5 Notes                                                                            0.0000000              0.00
        (f) Class A-6 Notes                                                                            0.0000000              0.00
        (g) Class A-7 Notes                                                                            0.0000000              0.00
        (h) Class A-8 Notes                                                                            0.0000000              0.00
        (i) Class A-9 Notes                                                                            0.0000000              0.00
        (j) Class A-10 Notes                                                                           0.5928333     38,534,165.13
        (k) Class B Certificates                                                                       1.0000000     44,895,285.54


                  POOL DATA                                                                            Aggregate
----------------------------------------------                                  No. of Contracts   Principal Balance
                                                                                ----------------   -----------------
1.   Pool Stated Principal Balance as of                    2/29/2004                4,043           83,429,450.67

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                           51             1,316,115.19    1.578%
              (b) 60-89 Days                                                           13               228,973.93    0.274%
              (c) 90-119 Days                                                          14               362,807.15    0.435%
              (d) 120 Days +                                                           34             1,022,047.37    1.225%


3.   Contracts Repossessed during the Due Period                                       2                 17,719.88

4.   Current Repossession Inventory                                                    5                 73,892.40

5.        Aggregate Net Losses for the preceding Collection Period
     (a)  Aggregate Principal Balance of Liquidated Receivables                        12               324,446.72
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        100,112.47
                                                                                                       --------------
     Total Aggregate Net Losses for the preceding Collection Period                                                     224,334.25

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      416,421.67

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,396                           21,830,889.70

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.153%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               65.653

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

              TRIGGER ANALYSIS
----------------------------------------------
1.   (a)  Average Delinquency Percentage                                        2.169%
     (b)  Delinquency Percentage Trigger in effect ?                                         YES

2.   (a)  Average Net Loss Ratio                                                0.059%
     (b)  Net Loss Ratio Trigger in effect ?                                                  NO
     (c)  Net Loss Ratio (using ending Pool Balance)                            0.245%

3.   (a)  Servicer Replacement Percentage                                       0.197%
     (b)  Servicer Replacement Trigger in effect ?                                            NO



                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                              36,111.94

2.   Servicer Advances                                                                                                   76,053.62

3.   (a)  Opening Balance of the Reserve Account                                                                      8,648,059.38
     (b)  Deposits to the Reserve Account                                                        0.00
     (c)  Investment Earnings in the Reserve Account                                         4,131.43
     (d)  Distribution from the Reserve Account                                            (85,608.64)
     (e)  Ending Balance of the Reserve Account                                                                       8,566,582.17

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      102,984.59
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                      8,304.40
     (c)  Investment Earnings in the Pay-Ahead Account                                           0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                    (9,365.10)
     (e)  Ending Balance in the Pay-Ahead Account                                                                       101,923.89
